Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,461,774.55
Previously Paid Amount	0.00
Total Fee Amount	7,572.60
Total Offset Amount	0.00
Net Fee	$ 7,572.60
Final Prospectus	false